UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

TELESTONE TECHNOLOGIES CORPORATION
(Name of Registrant as Specified in Its Charter)

__________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)    Title of each class of securities to which transaction applies:
_________________________________________________________________________________________
(2)   Aggregate number of securities to which transaction applies:
_________________________________________________________________________________________
(3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
_________________________________________________________________________________________
(4) Proposed maximum aggregate value of transaction:
_________________________________________________________________________________________
(5) Total fee paid:
_________________________________________________________________________________________

☐	Fee paid previously with preliminary materials:
_________________________________________________________________________________________
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

(1)	Amount previously paid:
_________________________________________________________________________________________
(2)	Form, Schedule or Registration Statement No.:
_________________________________________________________________________________________
(3)	Filing Party:
_________________________________________________________________________________________
(4)	Date Filed:
_________________________________________________________________________________________

TELESTONE TECHNOLOGIES CORPORATION
Floor 6, Saiou Plaza, No. 5 Haiying Road, Fengtai Technology
Park, Beijing, China 100070

August 21, 2007

To the Stockholders of Telestone Technologies Corporation:

The annual meeting of the stockholders (the “Meeting”) of Telestone Technologies Corporation (the “Company”) will be held on September 21, 2007 at 10:00 a.m., local time, at the offices of Kirkpatrick & Lockhart Preston Gates Ellis LLP, 599 Lexington Avenue, New York, New York 10022.

Details of the business to be conducted at the Meeting are provided in the enclosed Notice of Meeting of Stockholders and Proxy Statement, which you are urged to read carefully.

On behalf of the Board of Directors, I cordially invite all stockholders to attend the Meeting. It is important that your shares be voted on the matters scheduled to come before the Meeting. Whether or not you plan to attend the Meeting, I urge you to promptly complete, sign, date and return the enclosed proxy card in the prepaid envelope provided. If you attend the Meeting, you may revoke such proxy and vote in person if you wish. Even if you do not attend the Meeting, you may revoke such proxy at any time prior to the Meeting by executing another proxy bearing a later date or providing written notice of such revocation to Wang Jianjun, Vice President of the Company.

Sincerely,

/s/ Han Daqing
Han Daqing
Chairman of the Board of Directors

TELESTONE TECHNOLOGIES CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be Held on September 21, 2007

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Meeting”) of Telestone Technologies Corporation, a Delaware corporation (the “Company”), will be held at 10:00 a.m., local time, at the offices of Kirkpatrick & Lockhart Preston Gates Ellis LLP, 599 Lexington Avenue, New York, New York 10022 for the following purposes:

1. To elect a slate of nominees consisting of Han Daqing, Luo Zhengbin, Zhu Lian, Chen Xuefeng, Zhang Xingang, Lian Renguang and Cheng Guanghui (each a “Nominee and collectively, the “Nominees”) to serve as directors of the Company; and

2. To consider and vote upon such other matter(s) as may properly come before the Meeting or any adjournment(s) thereof.

The Board of Directors recommends that you vote in favor of the proposal.

Shareholders of record as of the Record Date (as defined below) are entitled to notice of, and to vote at, this Meeting or any adjournment or postponement thereof.

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED RETURN ENVELOPE, SO THAT A QUORUM WILL BE PRESENT AND A MAXIMUM NUMBER OF SHARES MAY BE VOTED. IT IS IMPORTANT AND IN YOUR INTEREST FOR YOU TO SIGN YOUR PROXY AND RETURN IT. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.

By Order Of The Board Of Directors

/s/ Han Daqing
Han Daqing
Chairman of the Board of Directors

August 21, 2007

TELESTONE TECHNOLOGIES CORPORATION
Floor 6, Saiou Plaza, No. 5 Haiying Road, Fengtai Technology
Park, Beijing, China 100070
_______________

PROXY STATEMENT
______________

GENERAL INFORMATION

This Proxy Statement and the accompanying proxy are being furnished with respect to the solicitation of proxies by the Board of Directors of Telestone Technologies Corporation, a Delaware corporation (the “Company” or “Telestone”) for the Annual Meeting of the Stockholders (the “Meeting”) to be held at 10:00 a.m., local time, on September 21, 2007 and at any adjournment or adjournments thereof, at the offices of Kirkpatrick & Lockhart Preston Gates Ellis LLP, 599 Lexington Avenue, New York, New York 10022.

The approximate date on which the Proxy Statement and form of proxy are intended to be sent or given to the shareholders is August 21, 2007.

We will bear the expense of solicitation of proxies for the Meeting, including the printing and mailing of this Proxy Statement. We may request persons, and reimburse them for their expenses with respect thereto, who hold stock in their name or custody or in the names of nominees for others to forward copies of such materials to those persons for whom they hold Common Stock (as defined below) and to request authority for the execution of the proxies. In addition, some of our officers, directors and employees, without additional compensation, may solicit proxies on behalf of the Board of Directors personally or by mail, telephone or facsimile.

VOTING SECURITIES, VOTING AND PROXIES

Record Date

Only shareholders of record of our common stock, $.001 par value (the “Common Stock”), as of the close of business on August 20, 2007 (the “Record Date”) are entitled to notice and to vote at the Meeting and any adjournment or adjournments thereof.

Voting Stock

As of the Record Date, there were 9,604,550 shares of Common Stock outstanding. Each holder of Common Stock on the Record Date is entitled to one vote for each share then held on the matter to be voted at the Meeting. No other class of voting securities was then outstanding.

Quorum

The presence at the Meeting of a majority of the outstanding shares of Common Stock as of the Record Date, in person or by proxy, is required for a quorum. Should you submit a proxy, even though you abstain as to the proposal, or you are present in person at the Meeting, your shares shall be counted for the purpose of determining if a quorum is present.

Broker “non-votes” are included for the purposes of determining whether a quorum of shares is present at the Meeting. A broker “non-vote” occurs when a nominee holder, such as a brokerage firm, bank or trust company, holding shares of record for a beneficial owner, does not vote on a particular proposal because the nominee holder does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

Voting

The election of directors requires the approval of a plurality of the votes cast at the meeting. For purposes of the proposal, abstentions and broker “non-votes” will have no effect on the outcome.

If you are the beneficial owner, but not the registered holder of our shares, you cannot directly vote those shares at the Meeting. You must provide voting instructions to your nominee holder, such as your brokerage firm or bank.

If you wish to vote in person at the Meeting but you are not the record holder, you must obtain from your record holder a “legal proxy” issued in your name and bring it to the Meeting.

At the Meeting, ballots will be distributed with respect to the proposal to each shareholder (or the shareholder’s proxy if not the management proxy holders) who is present and did not deliver a proxy to the management proxy holders or another person. The ballots shall then be tallied, one vote for each share owned of record, the votes being in three categories: “FOR,” “AGAINST” or “ABSTAIN”.

Proxies

The form of proxy solicited by the Board of Directors affords you the ability to specify a choice among approval of, disapproval of, or abstention with respect to, the matters to be acted upon at the Meeting. Shares represented by the proxy will be voted and, where the solicited shareholder indicates a choice with respect to the matter to be acted upon, the shares will be voted as specified. If no choice is given, a properly executed proxy will be voted in favor of the proposal.

Revocability of Proxies

Even if you execute a proxy, you retain the right to revoke it and change your vote by notifying us at any time before your proxy is voted. Such revocation may be affected by execution of a subsequently dated proxy, or by a written notice of revocation, sent to the attention of the Secretary at the address of our principal office set forth above in the Notice to this Proxy Statement or your attendance and voting at the Meeting. Unless so revoked, the shares represented by the proxies, if received in time, will be voted in accordance with the directions given therein.

You are requested, regardless of the number of shares you own or your intention to attend the Meeting, to sign the proxy and return it promptly in the enclosed envelope.

Interest of Officers and Directors in Matters to Be Acted Upon

None of the officers or directors has any interest in the matters to be acted upon.

PROPOSAL ONE
ELECTION OF DIRECTORS

The Company has nominated Messrs. Han Daqing, Luo Zhengbin, Zhu Lian, Chen Xuefeng, Zhang Xingang, Lian Renguang and Cheng Guanghui to serve on the Company’s Board of Directors. The Board believes that the Nominees will, through their experience, be better able to facilitate Telestone’s growth.

In accordance with applicable law, even if a director’s term expires, he or she will continue in office until a successor is elected and qualified or until the director resigns or is removed from the Board of Directors.

Unless you withhold authority to vote for the election of directors, your proxy card will be voted “FOR” the election of the Nominees. Each of the Nominees has consented to serve if elected. We have no reason to believe that any of the Nominees will be unwilling or unable to serve. However, if any Nominee is not available for election, the Board may name a substitute nominee for whom votes will be cast.

Nominees

The following table sets forth the name and age of each nominee for Director of the Company at the 2007 Annual Meeting, the principal occupation of each during the past five years, and the period during which each has served as Director of the Company. Except as set forth below, each nominee is currently serving as a Director of the Company.

Name	Principal Occupation During Past Five Years	Age	Director Since
Han Daqing
Han Daqing has served as President, Chairman of our Board of Directors and a member of our Board of Directors since August 23, 2004. Mr. Han has served as a member of the Board of Directors of Telestone since its inception in October, 1997 and as Chief Executive Officer since January, 2002. Prior to assuming his Chief Executive Officer duties with Telestone, from 1996 to 2002, Mr. Han was the Chief Representative of the Beijing Office of Allgon Systems AB, an international telecommunications conglomerate. Mr. Han holds a Bachelors degree in Computer Engineering and a Masters degree in Digital Communication Engineering, both from the Xidian University of Electronic Science & Technology. In addition, Mr. Han holds a Masters of Business Administration from CITY University.
		42	2004

Luo Zhengbin	Luo Zhengbin has served as Chief Technology Officer and as a member of our Board of Directors since August 23, 2004. Mr. Luo has served as Vice President and Chief Technology Officer of our wholly owned subsidiary, Telestone, since April 2001. Prior to accepting his position with Telestone, from 1994 to 2001, Mr. Luo held various positions, including Deputy General Manager of Gold Cell Communications Co., Ltd. Mr. Luo studied Wireless Physics at Peking University.	66	2004

Zhu Lian(1)
Zhu Lian has served as a member of our Board of Directors since August 23, 2004. Mr. Zhu is a director and the Deputy General Manager of Tianjin-Golik-The First Steel Wire Rope Co., Ltd., where he is responsible for finance and accounting functions. Prior to taking that position, Mr. Zhu was the Chief Financial Officer of various large public companies including Sparkice E-Commerce Ltd. (2001-2002); Beijing Sanitary Ware, Ltd. (2000-2001); and Eagle Brand Holding Ltd. (2000). Mr. Zhu holds a Bachelors degree in Mechanics and a Masters degree in Mechanics from Tsing Hua University. In addition, Mr. Zhu holds a Masters of Business Administration from the University of Illinois-Chicago and a Masters Degree in Accounting from the University of Illinois-Chicago.
		50	2004

Chen Xuefeng(1)(3)
Chen Xuefeng has served as a member of our Board of Directors since December 15, 2004. Mr. Chen graduated from Xi'an Electric Science University, Computer Science Division. After graduation, Mr. Chen joined Shanxi Business Administration University as an assistant professor. In 1992, Mr. Chen founded XI'an Sun Technologies Development Co. Ltd. and has served as a director of that company since its inception. Under his supervision and direction, Xi'an Sun Technologies Development Co., Ltd. has added six more computer parts and components chain stores. Mr. Chen is responsible for the development of marketing strategies and the establishment of sales networks. Mr. Chen has experience in retail, marketing, sales strategies planning and new product development.
		44	2004

Zhang Xingang(2)
Zhang Xingang has served as a member of our Board of Directors since December 15, 2004. Currently, Mr. Zhang is the General Manager and Director of Guangzhou Guangcheng Digital Technology Co., Ltd. Prior to assuming his current position, Mr. Zhang was General Manager, director of Shenzhen Jiangyou Communication Equipments Inc. During his career, Mr. Zhang was also head of marketing and general management of Shenzhen Sangda Telecommunication Co., Ltd. Mr. Zhang graduated with a Bachelors degree in Electric Countermine from Electric Engineering Division of Northwest Electronic Engineering University.
		43	2004

Lian Rengaung	Lian Renguang graduated with a bachelor degree in Telecommunication Engineering from Beijing University of Posts and Telecommunications. From 1985 to 1996, Mr. Lian was a vice director of Ji Nan Telecommunication Bureau. From 1996 until the present, Mr. Lian was a general manger of Pan-pacific Telecommunication Company Limited, which was a wholly-owned subsidiary of Shandong Guolian Telecommunication Technology Limited and was acquired by Telestone Technologies Corp on July 5, 2007.	44	N/A

Cheng Guanghui	Cheng Guanghui holds a Bachelors Degree from Tsinghua University. Currently, Mr. Cheng is Director of China Quality Management Association for Electronics Industry. From 1998 to 2004, Mr. Cheng worked as Director of The General Office of Ministry of Information Industry of the People’s Republic of China. From 1993 to 1998, Mr. Cheng was Director of The General Office of Ministry of Electronics Industry of the People’s Republic of China.	63	N/A
__________________
(1) Member of Audit Committee
(2) Member of Compensation Committee
(3) Member of Nominating and Corporate Governance Committee

WE STRONGLY RECOMMEND THAT YOU VOTE “FOR” THE ELECTION OF
EACH OF MESSRS. HAN DAQING, LUO ZHENGBIN, ZHU LIAN, CHEN XUEFENG,
ZHANG XINGANG, LIAN RENGUANG AND CHENG GUANGHUI.

Meetings and Certain Committees of the Board

The Board of Directors held two meetings during 2006. All current directors attended at least 75% of the meetings of the Board of Directors and Board committees of which they are members. We have an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee.

Board Committees

Audit Committee

The Audit Committee is currently comprised of Zhu Lian, Chen Xuefeng and Xu Yunxiao, each of whom are “independent” as defined by the Market Place Rules of the Nasdaq Stock Exchange, which is the independence standard that we have chosen to report under. Immediately following the Meeting, assuming the election of the Nominees, the Audit Committee will be comprised of Zhu Lian, Chen Xuefeng and Zhang Xingang, each of whom will be “independent” as defined by the Market Place Rules of the Nasdaq Stock Exchange. The Audit Committee has an Audit Committee Charter, a copy of which is attached hereto as Appendix A. Zhu Lian is the designated “financial expert” as defined by the Securities and Exchange Commission’s (the “SEC”) rules implementing Section 407 of the Sarbanes-Oxley Act of 2002. The Audit Committee is directly responsible for the appointment, retention, compensation and oversight of the work of any registered public accounting firm employed by the Company (including resolution of disagreements between management and the accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or other services. Any such registered public accounting firm must report directly to the Audit Committee. The Audit Committee has the ultimate authority and responsibility to evaluate and, where appropriate, replace the registered public accounting firm. The Audit Committee met four times during the fiscal year ended December 31, 2006.

Compensation Committee

The Compensation Committee is responsible for the administration of all salary, bonus and incentive compensation plans for our officers and key employees. The members of the Compensation Committee are Zhang Xingang, Zhao Peng and Xu Yunxiao, all of whom are “independent” directors as defined by the Market Place Rules of the Nasdaq Stock Exchange, which is the independence standard that we have chosen to report under. Immediately following the Meeting, assuming the election of the Nominees, the Compensation Committee will be comprised of Cheng Guanghui, Chen Xuefeng and Zhang Xingang, each of whom will be “independent” as defined by the Market Place Rules of the Nasdaq Stock Exchange. The Compensation Committee held one meeting during the year ended December 31, 2006.

Nominating and Governance Committee

The Nominating and Corporate Governance Committee (the “Nominating Committee”) is responsible for preparing a list of candidates to fill the expiring terms of directors serving on our Board of Directors. The Nominating Committee has a Nominating and Corporate Governance Committee Charter, a copy of which is currently available to stockholders on the Company’s website, http://www.telestonecorp.com. The Nominating Committee submits the list of candidates to the Board of Directors who determines which candidates will be nominated to serve on the Board of Directors. The names of nominees are then submitted for election at our Annual Meeting of Stockholders. The Nominating Committee also submits to the entire Board of Directors, a list of nominees to fill any interim vacancies on the Board of Directors resulting from the departure of a member of the Board of Directors for any reason prior to the expiration of his term. In recommending nominees to the Board of Directors, the Nominating Committee keeps in mind the functions of this body. The Nominating Committee considers various criteria, including the ability of the individual to meet the Nasdaq Stock Market “independence” requirements, general business experience, general financial experience, knowledge of the Company’s industry (including past industry experience), education, and demonstrated character and judgment. The Nominating Committee will consider director nominees recommended by a stockholder if the stockholder mails timely notice to the Secretary of the Company at its principal offices, which notice includes (i) the name, age and business address of such nominee, (ii) the principal occupation of such nominee, (iii) a brief statement as to such nominee’s qualifications, (iv) a statement that such nominee consents to his or her nomination and will serve as a director if elected, (v) whether such nominee meets the definition of an “independent” director under the rules of the Nasdaq Stock Market listing standards and (vi) the name, address, class and number of shares of capital stock of the Company held by the nominating stockholder.

Any person nominated by a stockholder for election to the Board of Directors will be evaluated based on the same criteria as all other nominees. The Nominating Committee also oversees our adherence to our corporate governance standards. The members of the Nominating Committee are Xu Yunxiao, Chen Xuefeng, and Zhao Peng. Immediately following the Meeting, assuming the election of the Nominees, the Nominating Committee will be comprised of Cheng Guanghui, Chen Xuefeng and Zhang Xingang, each of whom will be “independent” as defined by the Market Place Rules of the Nasdaq Stock Exchange. The Nominating Committee met once during the fiscal year ended December 31, 2006.

Stockholder Communications

The Board of Directors welcomes communications from our stockholders, and maintains a process for stockholders to communicate with the Board of Directors. Stockholders who wish to communicate with the Board of Directors may send a letter to the Chairman of the Board of Directors of Telestone Technologies Corporation, at Floor 6, Saiou Plaza, No. 5 Haiying Road, Fengtai Technology Park, Beijing, China. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication.” All such letters should identify the author as a security holder. All such letters will be reviewed by the Chairman of the Board of Directors and submitted to the entire Board of Directors no later than the next regularly scheduled Board of Directors meeting.

Annual Meetings

We have no policy with respect to director attendance at annual meetings.

Director Compensation

DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
Zhu Lian	$10,000.00	$0.00	$0.00	$0.00	$0.00	$0.00	$10,000.00
Xu Yunxiao	$5,000.00	$0.00	$0.00	$0.00	$0.00	$0.00	$5,000.00
Zhao Peng	$5,000.00	$0.00	$0.00	$0.00	$0.00	$0.00	$5,000.00
Chen Xuefeng	$5,000.00	$0.00	$0.00	$0.00	$0.00	$0.00	$5,000.00
Zhang Xingang	$5,000.00	$0.00	$0.00	$0.00	$0.00	$0.00	$5,000.00

Our director compensation consists of cash only. Each director was paid an annual retainer of $5,000. An additional $5,000 was paid to one director (Zhu Lian) who is also the chairman of the Audit Committee.

Retirement, Post-Termination and Change in Control

We have no retirement, pension, or profit-sharing programs for the benefit of directors, officers or other employees, nor do we have post-termination or change in control arrangements with directors, officer or other employees, but our Board of Directors may recommend adoption of one or more such programs in the future.

EXECUTIVE OFFICERS

General

Certain information concerning our executive officers as of the date of this proxy statement is set forth below.

Name	Age	Position With Our Company

Han Daqing	42	President, Chief Executive Officer, Director and Chairman of the Board

Liu Dongping	37	Chief Financial Officer

Luo Zhengbin	66	Director, Chief Technology Officer

Wang Jianjun	35	Vice President

Yu Yongjing	44	Chief Operating Officer

Han Daqing (as disclosed above) has served as President, Chairman of our Board of Directors and a member of our Board of Directors since August 23, 2004. Mr. Han has served as a member of the Board of Directors of Telestone since its inception in October, 1997 and as Chief Executive Officer since January, 2002. Prior to assuming his Chief Executive Officer duties with Telestone, from 1996 to 2002, Mr. Han was the Chief Representative of the Beijing Office of Allgon Systems AB, an international telecommunications conglomerate. Mr. Han holds a Bachelors degree in Computer Engineering and a Masters degree in Digital Communication Engineering, both from the Xidian University of Electronic Science & Technology. In addition, Mr. Han holds a Masters of Business Administration from CITY University.

Liu Dongping has served as Chief Financial Officer since August 23, 2004. Prior to assuming his Chief Financial Officer duties with us, from 2001 to 2003, Mr. Liu was the Director of the Guarantee Service Department, the Manager of the Risk Control Department and a Project Manager for Shenzhen Qixin Credit Guarantee Co., Ltd. From 1998 to 2001, Mr. Liu was the Manager of the Financial Department of Shenzhen 3-Nine Auto Development Co., Ltd. Mr. Liu studied Auditing at the Economics School of Wuhan University.

Luo Zhengbin has served as Chief Technology Officer and as a member of our Board of Directors since August 23, 2004. Mr. Luo has served as Vice President and Chief Technology Officer of our wholly owned subsidiary, Telestone, since April 2001. Prior to accepting his position with Telestone, from 1994 to 2001, Mr. Luo held various positions, including Deputy General Manager of Gold Cell Communications Co., Ltd. Mr. Luo studied Wireless Physics at Peking University.

Wang Jianjun has served as Vice President since November of 2001. Prior to assuming his Vice President duties with Telestone, from 1997 to 2001, Mr. Wang was a Technology Representative for LPG Allgon Co. in its Beijing Office. Mr. Wang holds a Bachelors degree in Communication Engineering and a Masters degree in Communication and Electronic Systems, both from Xidian University of Electronic Science & Technology.

Yu Yongjing earned a Bachelor’s degree in Telecommunication Engineering from Nanjing University of Post and Telecommunication. From 1994 to 2003, Mr. Yu managed the Engineering department of Japan Daimei Telecommunication Corporation. From 2004 to 2007, Mr. Yu was the General Manager of Shandong Guolian Telecommunication Technology Limited Company.

Certain Relationships and Related Transactions.

The relationships between our directors and the Company are as follows:

Pursuant to a certain agreement, our President and Chief Executive Officer, Mr. Han, holds legal title to certain property located in Beijing which we use as our Beijing Branch Office. Pursuant to this agreement, we make monthly mortgage payment on behalf of Mr. Han in return for his irrevocable agreement to transfer title of the property to us upon the satisfaction of the mortgage which currently encumbers the property. The monthly mortgage payment, which we make on behalf of Mr. Han, is approximately $3,400.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of August 7, 2007 relating to the beneficial ownership of shares of common stock by (i) each person who owns beneficially more than 5% of the outstanding shares of our common stock, (ii) each of our directors, (iii) each of our executive officers as of August 7, 2007, and (iv) all of our executive officers and directors as a group.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(2)	Percentage of Class(3)

Han Daqing	3,280,000	34.15%

Luo Zhengbin	246,000	2.56%

Wang Jianjun	328,000	3.42%

Liu Dongping	0

Xu Yunxiao	0

Zhao Peng	0

Chen Xuefeng	0

Zhang Xingang	0

Yu Yongjing	0

Directors and executive officers as a group (10 persons)	3,854,000	40.12%

(1) Except as otherwise noted, the address is that of the Company.

(2) As of August 7, 2007, there were 9,604,550 shares of common stock outstanding. Each person named above has sole investment and voting power with respect to all shares of the common stock shown as beneficially owned by the person, except as otherwise indicated below. Under applicable rules promulgated by the SEC pursuant to the Exchange Act, a person is deemed the “beneficial owner” of a security with regard to which the person, directly or indirectly, has or shares (a) the voting power, which includes the power to vote or direct the voting of the security, or (b) the investment power, which includes the power to dispose or direct the disposition of the security, in each case irrespective of the person’s economic interest in the security. Under these SEC rules, a person is deemed to beneficially own securities which the person has the right to acquire within 60 days through (x) the exercise of any option or warrant or (y) the conversion of another security.

(3) In determining the percent of common stock owned by a person (a) the numerator is the number of shares of common stock beneficially owned by the person, including shares the beneficial ownership of which may be acquired within 60 days upon the exercise of options or warrants or conversion of convertible securities, and (b) the denominator is the total of (i) the 9,604,550 shares of common stock.

Compensation of Directors

The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to all of the executive officers of the Company, who served during the fiscal year ended December 31, 2006, for services in all capacities to the Company:

SUMMARY COMPENSATION TABLE

Name & Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Nonqualified deferred compensation earnings ($)	All other Compensation ($)	Total ($)
Han Daqing, President and CEO	2006	$50,000	$30,000	$0.00	$0.00	$0.00	$0.00	$0.00	$80,000
Liu Dongping, Chief Financial Officer	2006	$25,000	$10,000	$0.00	$0.00	$0.00	$0.00	$0.00	$35,000
Luo Zhengbin, Chief Technology Officer	2006	$36,000	$14,000	$0.00	$0.00	$0.00	$0.00	$0.00	$50,000
Wang Jianjun, Vice President	2006	$30,000	$10,000	$0.00	$0.00	$0.00	$0.00	$0.00	$40,000

Employment Agreements

Mr. Yu has entered into a three year standard employment contract as the Chief Operating Officer of the Company, which provides for base salary compensation of $30,000 per year and an annual bonus of up to $10,000.

Our Compensation Committee comprises three members and is responsible for the administration of all salary, bonus and incentive compensation plans for our officers and key employees. The members of our Compensation Committee are Zhang Xingang, Zhao Peng and Xu Yunxiao, all of whom are “independent” directors.

Outstanding Equity Awards at Fiscal Year-End

As of December 31, 2006, there were no outstanding equity awards to the named executive officers requiring tabular disclosure.

On June 27, 2005, a Stock Option Plan (the “Plan”) was approved at our 2005 Annual Meeting of Stockholders. The purpose of the Plan is to promote the growth and general prosperity of the Company by permitting the Company to grant options to purchase common stock and restricted stock of the Company to key employees, non-employee directors, and advisors. The Plan is designed to help the Company and its subsidiaries and affiliates attract and retain superior personnel for positions of substantial responsibility and to provide key employees, non-employee directors, and advisors with an additional incentive to contribute to the success of the Company.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934 requires that the Company’s directors and executive officers and persons who beneficially own more than ten percent (10%) of a registered class of its equity securities, file with the SEC reports of ownership and changes in ownership of its common stock and other equity securities. Executive officers, directors, and greater than ten percent (10%) beneficial owners are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports that they file. Based solely upon a review of the copies of such reports furnished to us or written representations that no other reports were required, the Company believes that, during fiscal year 2006, all filing requirements applicable to its executive officers, directors, and greater than ten percent (10%) beneficial owners were met.

Arrangements or Understandings

There was no arrangement or understanding between any of our directors and any other person pursuant to which any director was to be selected as a director.

Involvement in Certain Legal Proceedings

During the past five (5) years, none of the directors or executive officers has been involved in any legal proceedings that are material to the evaluation of their ability or integrity.

Family Relationships

There are no family relationships between any two (2) or more of the Company’s directors or executive officers.

Changes in and Disagreements with Accountants

Following the reorganization of Moores Rowland Mazars (“Moores” or the “Former Auditors”) on June 1, 2007, in which certain of its partners joined Mazars CPA Limited and the Former Auditors changed its name to Moores Rowland, the Former Auditors resigned as the Company’s independent auditors effective June 29, 2007. Moores had been the Company’s auditors since the fiscal year ended December 31, 2004. The Company’s Board of Directors approved the resignation of the Former Auditors on July 3, 2007.

The Former Auditors’ audit report on the Company’s consolidated financial statements for each of the past two fiscal years, did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years and through the subsequent interim period on or prior to June 29, 2007, (a) there were no disagreements between the Company and the Former Auditors on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Auditors, would have caused the Former Auditors to make reference to the subject matter of the disagreement in connection with its report; and (b) no reportable events as set forth in Item 304(a)(1)(iv)(A) through (E) of Regulation S-B have occurred.

As key members of the Former Auditors servicing the Company previously have joined Mazars CPA Limited, the Audit Committee appointed Mazars CPA Limited as the Company’s new independent auditors (the “New Auditors”), effective June 29, 2007.

During the Company’s two most recent fiscal years and subsequent interim period on or prior to June 29, 2007, the Company has not consulted with the New Auditors regarding the application of accounting principles to a specified transaction, either completed or proposed, or any of the matters or events set forth in Item 304(a)(2) of Regulation S-B.

Representatives of the principal accountants for the current year and for the most recently completed fiscal year:

a.    Are not expected to be present at the Meeting;

b.    Will have the opportunity to make a statement if they desire to do so; and

c.    Are not expected to be available to respond to appropriate questions.

Moores audited our financial statements annually since the 2004 fiscal year. All of the services described below were approved by our Audit Committee prior to rendering of services by our independent accountant The Audit Committee has determined that the payments made to our independent accountant for these services are compatible with maintaining such auditor’s independence.

Audit Fees. The aggregate fees billed by Moores for professional services rendered for the audit of the Company’s financial statements for the fiscal year ended December 31, 2005 was $57,500. The fees billed for the fiscal year ended December 31, 2006 was $59,000 and for three quarterly reviews was $22,500.

Audit-Related Fees. There were no fees for assurance and related services by Moores for the fiscal years ended December 31, 2005 and December 31, 2006.

Tax Fees. There were no fees for tax compliance, tax advice or tax planning services by Moores for the fiscal years ended December 31, 2005 and December 31, 2006.

All Other Fees. There were no other fees for either audit-related or non-audit services billed by Moores for the fiscal years ended December 31, 2005 and December 31, 2006.

Delivery of Documents to Shareholders Sharing an Address

Only one Proxy Statement is being delivered to two or more security holders who share an address, unless the Company has received contrary instruction from one or more of the security holders. The Company will promptly deliver, upon written or oral request, a separate copy of the Proxy Statement to a security holder at a shared address to which a single copy of the document was delivered. If you would like to request additional copies of the Proxy Statement, or if in the future you would like to receive multiple copies of information or proxy statements, or annual reports, or, if you are currently receiving multiple copies of these documents and would, in the future, like to receive only a single copy, please so instruct the Company, by writing to us at Floor 6, Saiou Plaza, No. 5 Haiying Road, Fengtai Technology Park, Beijing, China 100070, Attn: Han Daqing.

Submission of Shareholder Proposals

If you wish to have a proposal included in our proxy statement and form of proxy for next year’s annual meeting in accordance with Rule 14a-8 under the Exchange Act, your proposal must be received by us at our principal executive offices on or before March 31, 2008. A proposal which is received after that date or which otherwise fails to meet the requirements for shareholder proposals established by the SEC will not be included. The submission of a shareholder proposal does not guarantee that it will be included in the proxy statement.

Other Matters

As of the date of this Proxy Statement, The Board of Directors has no knowledge of any business which will be presented for consideration at the Meeting other than the Election of the Directors. Should any other matter be properly presented, it is intended that the enclosed proxy will be voted in accordance with the best judgment of the persons voting the proxies.

We file annual, quarterly and special reports, proxy statements and other information with the SEC. The public may read and copy any materials that we have filed with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that contains the reports, proxy and information statements and other information regarding Telestone that we have filed electronically with the SEC. The address of the SEC’s Internet site is http://www.sec.gov.

Annual Report on Form 10-KSB

The Company’s Annual Report of Form 10-KSB covering the fiscal year ended December 31, 2006 accompanies this Proxy Statement. Except for the financial statements included in the Annual Report that are specifically incorporated by reference herein, the Annual Report of Form 10-KSB is not incorporated in this Proxy Statement and is not to be deemed part of this proxy soliciting material. Additional copies of the Annual Report of Form 10-KSB are available upon request.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Han Daqing
Han Daqing
Chairman of the Board of Directors

August 21, 2007

PROXY

TELESTONE TECHNOLOGIES CORPORATION

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
ANNUAL MEETING OF STOCKHOLDERS
To Be Held on September 21, 2007

The stockholder(s) whose signature(s) appear(s) on the reverse side of this proxy form hereby appoint(s) Han Daqing, INDIVIDUALLY or any of them as proxies, with full power of substitution, and hereby authorize(s) them to represent and vote all shares of Common Stock of the Company which the stockholder(s) would be entitled to vote on all matters which may come before the Annual Meeting of Stockholders to be held at 10:00 a.m., local time, at the offices of Kirkpatrick & Lockhart Preston Gates Ellis LLP, 599 Lexington Avenue, New York, New York 10022.

This proxy will be voted in accordance with the instructions indicated on the reverse side of this card. If no instructions are given, this proxy will be voted FOR the proposals and in the proxies’ discretion upon such other business as may properly come before the meeting and any adjournments or postponements thereof.

(To Be Signed on Reverse Side.)

-----------------------------------------------------------------------------------------------------------------------------
Please date, sign and mail your proxy card in the
envelope provided as soon as possible.
â Please detach along perforated line and mail in the envelope provided. â

FOR THE MATTER SET FORTH BELOW, THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE MATTER SUBMITTED. PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE INK AS SHOWN HERE ☒

1.	ELECTION OF DIRECTORS. Han Daqing Luo Zhengbin Zhu Lian Chen Xuefeng Zhang Xingang Lian Renguang Cheng Guanghui
☐ FOR all nominees, listed above (except as specified below). ☐ WITHHOLD AUTHORITY to vote for all nominees listed above.

INSTRUCTIONS: TO WITHHOLD AUTHORITY FOR ANY INDICATED NOMINEE, WRITE THE NAME(S) OF THE NOMINEE(S) IN THE SPACE PROVIDED:

Upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.

FOR     ☐  ABSTAIN     ☐  AGAINST     ☐

Signature of Stockholder

Date:

Signature of Stockholder

Date:

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

APPENDIX A

CHARTER FOR THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

OF

TELESTONE TECHNOLOGIES CORPORATION

Adopted December 2004

CHARTER FOR THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS
OF
TELESTONE TECHNOLOGIES CORPORATION

PURPOSE:

The Audit Committee will make such examinations, as are necessary to monitor the corporate financial reporting and the external audits of Telestone Technologies Corporation and its subsidiaries (the “Company”), to provide to the Board of Directors the results of its examinations and recommendations derived there from, to outline to the Board improvements made, or to be made, in internal accounting controls, to nominate independent auditors, and to provide to the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters that require Board attention.

In addition, the Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors from time to time prescribe.

MEMBERSHIP:

The Audit Committee shall consist of at least three (3) members of the Board, all of whom shall be independent directors, in accordance with the rules of the NASDAQ Stock Market, Inc. Marketplace Rules and the American Stock Exchange Company Guide. Each member shall in the judgment of the Board of Directors have the ability to read and understand the Company’s basic financial statements. At least one member of the Audit Committee shall in the judgment of the Board of Directors be an audit committee financial expert in accordance with the rules and regulations of the Securities and Exchange Commission and at least one member (who may also serve as the audit committee financial expert) shall in the judgment of the Board of Directors have accounting or related financial management expertise in accordance with NASDAQ listing standards. The members of the Audit Committee will be appointed by and will serve at the discretion of a majority of the Board of Directors.

RESPONSIBILITIES:

The responsibilities of the Audit Committee shall include:

1.
Reviewing with management and the independent auditor on a continuing basis the adequacy of the Company’s system of internal controls (including any significant deficiencies and significant changes in internal controls reported to the Audit Committee by the independent auditor or management), accounting practices, and disclosure controls and procedures (and management reports thereon), of the Company and its subsidiaries.

2.	Reviewing the independent auditors’ proposed audit scope and approach.

3.	Conducting a post-audit review of the financial statements and audit findings, including any significant suggestions for improvement provided to management by the independent auditors.

4.	Reviewing the performance of the independent auditors.

5.	Recommending the appointment of independent auditors to the Board of Directors, setting the independent auditor’s compensation and pre-approving all audit services provided by the independent auditor.

6.
Pre-approving all permitted non-audit services to be performed by the independent auditor and establishing policies and procedures for the engagement of the independent auditor to provide permitted non-audit services.

7.
Reviewing with management and the independent auditor the annual and quarterly financial statements of the Company including (a) the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”; (b) any material changes in accounting principles or practices used in preparing the financial statement prior to the filing of a report on Form 10-K or 10-Q with the Securities and Exchange Commission; and (c) items required by Statement of Auditing Standards 61 and Statement of Auditing Standards 71 in the case of the quarterly statements.

8.	Reviewing before release the un-audited quarterly operating results in the Company’s quarterly earnings release and financial information and earning guidance provided to analysts.

9.	Overseeing compliance with SEC requirements for disclosure of auditor’s services and audit committee members and activities.

10.	Reviewing management’s monitoring of compliance with the Company’s Standards of Business Conduct and with the Foreign Corrupt Practices Act.

11.	Reviewing, in conjunction with counsel, any legal matters that could have a significant impact on the Company’s financial statements.

12.	Providing oversight and review of the Company’s asset management policies, including an annual review of the Company’s investment policies and performance for cash and short-term investments.

13.
If necessary, instituting special investigations and, if appropriate hiring special counsel or experts to assist, for which the Company shall provide appropriate funding, as determined by the Committee, for payment of compensation to all advisors hired by the Committee.

14.	Reviewing related party transactions for potential conflicts of interest.

15.
Obtaining a report from the independent auditor at least annually regarding (a) the independent auditor’s internal quality control procedures, (b) any material issues raised by the most recent internal quality control review, or peer review, of the firm, or by an inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with such issues, and (d) all relationships between the independent auditors and the Company.

16.	Establishing procedures for the confidential and anonymous receipt, retention and treatment of complaints regarding the Company’s accounting, internal controls, and auditing matters.

17.	Establishing policies for the hiring of employees and former employees of the independent auditor.

18.	Conducting an annual performance evaluation of the Audit Committee and annually evaluate the adequacy of its charter.

19.
Performing other oversight functions as requested by the full Board of Directors. In addition to the above responsibilities, the Audit Committee will undertake such other duties as the Board of Directors delegates to it, and will Report, at least annually, to the Board regarding the Committee’s examinations and recommendations.

MEETINGS:

The Audit Committee will meet at least four times each year. The Audit Committee may establish its own schedule, which it will provide to the Board of Directors in advance. A majority of the members of the Committee present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other shall constitute a quorum.

The Audit Committee will meet separately with the Chief Executive Officer and separately with the Chief Financial Officer of the Company at least annually to review the financial affairs of the Company.

The Audit Committee will meet with the independent auditors of the Company, at such times as it deems appropriate, to review the independent auditor’s examination and management report.

REPORTS:

The Audit Committee will record its summaries of recommendations to the Board in written form, which will be incorporated as a part of the minutes of the Board of Directors meeting at which those recommendations are presented.

MINUTES:

The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.